Exhibit 10.1

RENMINBI LOAN CONTRACT
(Short Term)
SERIAL NO.: 2009 YISHUI BOC loan 017#

BORROWER:	SHANDONG LONGKONG TRAVEL DEVELOPMENT CO., LTD

Business License No.: 371323228005080

Corporate Representative/responsible: ZHANG SHANJIU

Address of living place: West to Yongfu village Yaodianzi town, Yishui County

Zip:  276400

Account bank and Account:

Bank of China Yishui Branch

Telephone: 0539-2553788              Fax: 0539-2553788

Lender:    BANK OF CHINA YISHUI BRANCH

Corporate Representative/responsible: LUAN SHUFENG

Address of living Place: 66# Changan Road, Yishui County

Zip: 276400

Telephone: 0539-2551919               Fax: 2266158

After an negotiation on the basis of equality between Borrow and Lender, both party agreed to sign the Contract about money borrowing from Lender.

I.	Loan Amount

Loan Amount: (In words) RENMINBI: FIFTEEN MILLION Yuan

(In number) RMB15,000,000.00 Yuan

II.	Loan Term

Loan term is 11 months, starting from the date the fund is drawn; if the fund is drawn in installments, it shall be started from the first drawing day.

Lender shall follow the fund drawing schedule strictly under the contract. If the drawing date is later than the dater under the contract, the repayment shall be made according to the date under the Contract.

III.	Loan Purpose

Loan Purpose is: WORKING CAPITAL

Without the consent from the Lender, the Borrower shall not change the purpose of the Loan, including, but not limited, investing on stock or securities, any project that prohibited by laws, regulations, monitoring rules, and government policy. Or the project is not legal approved, and the project or purpose is prohibited to invest with bank loan.

VI.	Loan Interest and Computation

1.	Loan interest rate

The loan interest rate is a fixed rate, annual rate is 5.38% , it shall be remained unchanged under the Loan term under the Contract.

2.	Interest computation

The interest shall be calculated starting from the loan fund drawing date, according to the amount and the days used of the loan.

Calculation Formula: Inerest = principle X days used X daily interest rate.

The basis of daily interest rate is 360 days/year,

Daily rate = annual rate/360

3.	Payment of Interest

The borrower shall repay the interest by following ways:

By season, the 20th day of the last month of the season shall be the due date, the 21st shall be the pay day.

If the interest due date of the last term of Loan principal is not the exact interest pay day, the due date of the last term shall be regarded as the interest pay day. And Borrower shall complete the payable interest.

4.	Penalty Interest

	(1)	The Borrower fails to repay the Loan under the items of Main Contract, the overdue part of the Loan, shall be paid with an overdue penalty interest starting form the date when the loan is due. It shall be carried on till the debt is completed.

The overdue interest rate is that: the loan interest rate under the Item 1 of the contract PLUS 50%.

(2)	The Lender changes the purpose of the Loan under Main Contract, the part of the laon shall be repaid with a Changed Purpose Penalty Rate starting from the date when the purpsoe of the part of Loan is changed. It shall be carried on till the debt is completed.

The penalty interest for changing loan purpose shall be the lending rate describing in Item IV.4 PLUS 100%.

(3)	To the Loan that is overdue and changed purpose, the interest shall be calculated with the Purpose Changed Penalty Rate till the debt is completed.

(4)
The Lender fails to repay interest on time, the Loan interest rate shall be calculated under the Item IV.3.  During the Loan term, a compund interest shall be added to the normal rate under Item IV.4. (1); during the overdue term, the Penalty Interest rate shall be applied.

(5)	To Penalty interest and Compound interest, if the official Loan Interest Rate is adjusted, it shall be calculated by period.

IV.	Condition of Loan Fund Drawing

The Lender shall satisfy the Lender the following conditions to be qualified to Fund Drawing.

1.	The contract and attached amendment is effective.

The overdue interest rate is that: the loan interest rate under the Item 1 of the contract PLUS 50%.

2.	The Borrower has provided Guaranty as Borrower required, the Guaranty Contract becomes effective and the following procedure is completed, authorized approval, registry or documents filed.

3.	The Borrower has reserved the Borrower such items related to carrying out the contract, the document of Lender, receipts, seal, staff list, specimen signature, and complete related warrant.

4.	The Borrower opened account related to carrying out the contract.

5.	In 3 working days advance before the fund drawing, the Borrower shall submit the writing application for fund drawing and other documents related to loan purpose, starting drawing processing.

6.	The Borrower has submitted Lender the letter of power of attorney or board resolution that approved by board meeting or other company department to agree to sign and carry out the contract.

7.	Other conditions by laws or a bilateral agreement.

The Borrow fails to satisfy the Lender above conditions, the Lender may reject the Fund Drawing from the borrower with an exception that the Lender agreed to release fund.

VI.	Loan Interest and Computation

1.	The Borrow shall drawdown the fund in a lump sum on the date of : 27-11-2009

2.	The rest part that is not drawn after drawdown date, the Lender may reject another drawdown application.

The Lender agrees to release the loan fund, if any, delay drawdown, the delayed fund shall be charged a commitment charge in a amount of 0.03% of the delayed fund amount. The part of rejected loan, shall be charged a commitment charge at a amount of 0.03% of the rejected loan.

VII.	Repayment of Loan

1.	The Borrower shall repay all the debt under the items of the contract on the Loan term expired day with an exception that the expired date changed in an agreement.

If Borrower needs to change above repayment plan, a writing application shall be submitted 7 working days in advance before the loan expired date, the amendment of repayment plan shall be accepted in writing by both parties.

2.	The Borrower may decide the repayment schedule of paying the principal first or paying the interest first, when both principal and interest are overdue with an exception that agreed in another agreement. Repayment by installment, the borrower may decide the payment schedule of each term; More overdue Loan contracts existing between Borrower and Lender, the Borrower may decide the repaying order of the contracts.

3.
With an exception that agreed in another agreement, the Borrower may repay the loan in advance, a writing notice shall be provide to Lender in 7 working days advance. The payment in advance shall be paid to the last term of the loan in a reverse order.

The Lender has the right to charge a compensation to the prepayment at a ratio of 10%.

4.	Repayment order as following:

The Borrower shall deposit enough money in such account before 1 working day in advance to repay the Loan, and the Lender may withdraw the money from the account on the date of each debt due.

Depositor: SHANDONG LONGKONG TOURISM DEVELOP CO., LTD

Account:

VIII.	GUARANTEE

1.	The guaranty type of the contract:

The contract is the main contract to the Contract of Mortgage of Maximum amount that provides Guarantee signed between Lender and Mortgagor: YISHUI YINHE TOURISM DEVELOPING CO., LTD, reference No. 2009 Yishui BOC MAM- 017#.

The contract is the main contract to the Contract of Mortgage of Maximum amount that provides Guarantee signed between Lender and Mortgagor: JUNAN TIANMADAO TOURISM DEVELOPING CO., LTD, reference No. 2009 Yishui BOC MAM- 017-1#.

The contract is the main contract to the Contract of Mortgage of Maximum amount that provides Guarantee signed between Lender and Mortgagor: YISHUI YINHE TOURISM DEVELOPING CO., LTD, reference No. 2009 Yishui BOC MAM- 017-2#.

The contract is the main contract to the Contract of Mortgage of Maximum amount that provides Guarantee signed between Lender and Mortgagor: JUNAN TIANMADAO TOURISM DEVELOPING CO., LTD, reference No. 2009 Yishui BOC MAM- 017-1#.

The contract is the main contract to the Contract of Mortgage of Maximum amount that provides Guarantee signed between Lender and Mortgagor: ZHANG SHANJIU, reference No. 2009 Yishui BOC MAM- 017-4#.

2.	The matter that the Lender concluded that may affect the Borrower to carry out the contract occurs to the Borrower or Guarantor, or the Guarantee Contract becomes invalid, cancelled or terminated, or Borrower or Guarantor's financial situation worsening or involved in a material lawsuit or arbitration, or other reason may affect him to carry out the contract, or the guarantor breaches other contract between the Lender and Guarantor during the guarantee period of the Contract, or the Guaranty is depreciated, damaged, lost, sealed up that cause the guarantee value to decrease or loss, in such events, the Lender may require the borrower to provide another new Guarantee or change another Guarantor to guarantee the debt under the Contract.

IX.	Statement and Commitment

1.	Borrower statements as following:

	(1)	The Borrower is duly organized and valid under the law of the People's Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Borrower has the power to handle it assets used in operation.

	(2)	The Borrower is at its option to sign and perform this contract. It is the Borrower's true meaning and has the power to sign this contract and it is not breach it article of association or regulations or contracts. The procedure for signature and performance or this contract has been gone through and fully effectiveness. The Borrower already obtained or being obtained all permit, approval, file, registration related to the signing and carrying out the Contract.

	(3)	All documents, materials, reports and certificates provided to the Lender by the Borrower for consummation of the contract is true, real, complete and effective.

	(4)	The purpose of the Loan that the Borrower applied to the Lender is real, legal and no purpose to money laundering.

(5)	The matter that may affect the Borrower and the Guarantor's financial situation or affect them to carry on the Contract. The Borrower shall not be hiding from Lender.

2.	Borrower's commitments

	(1)	Provide the Lender the financial statement (including, but not limited, annual report, quarter report, monthly report) and other relevant documents as the Lender required.

	(2)	A reverse guarantee agreement or such similar agreement is signed between the Borrower and Guarantor related to the guarantee obligation of the Contract, such agreement shall not affect the Lender's equity under the Contract..

	(3)	Accept credit check and monitoring from the Lender with sufficient assistant and co-operation.

(4)
Such events may affect the Borrower or Guarantor's financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, or a material business operation difficulty situation and a material financial situation worsening, or the Borrower breaches other contracts, the Borrower shall provide a writing inform to the Lender; Any above action the Borrower takes that may affect the Borrower's repaying ability, Borrower shall inform Lender in writing in time.

(5)	The repayment to the Lender is prior to the debt that provided by director(s) of company, and it shall be not behind other debt.

(6)
The Borrower shall not provide any stock dividend or bonus to shareholders in such events: the net profit after tax is mull or loss in a accounting fiscal year; the net profit could not cover the profit loss in last years; the net profit before tax is not paid the payable principal, payable interest and relevant expenses; or could not cover the payable principal and payable interest.

(7)
Such events may affect the Borrower or Guarantor's financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, or a material business operation difficulty situation and a material financial situation worsening, or the Borrower breaches other contracts, the Borrower shall provide a writing inform to the Lender; Any above action the Borrower takes that may affect the Borrower's repaying ability, Borrower shall inform Lender in writing in time.

X.	Breach of Faith and Solution

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Borrower fails to accomplish the obligation of repaying under the Contract.

(2)	The Borrower changed the purpose of the Loan describing under the Contract.

(3)
Such events may affect the Borrower or Guarantor's financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, or a material business operation difficulty situation and a material financial situation worsening, or the Borrower breaches other contracts, the Borrower shall provide a writing inform to the Lender; Any above action the Borrower takes that may affect the Borrower's repaying ability, Borrower shall inform Lender in writing in time.

(4)	The event describing in item (4), paragraph 2, article IX of the Contract occurs, the Lender believes the event may affect Borrower's and Guarantor's financial situation or debt repaying ability, and the Borrower fails to provide a new guarantor or changes the guarantor under the Contract.

(5)	The Borrower breaks the other obligation of the Contract.

(6)	The Borrower breaks agreements among Borrower and Lender and the other organizations of Bank of China CO., Ltd.

(7)	The Guarantor agreements among Guarantor and Lender and the other organizations of Bank of China CO., Ltd.

(8)	Such events occur to Borrower, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

In such above events, the Lender may take the following actions separately or together in accordance with the fact.

1.	Require the Borrower or Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Borrower's Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Borrower and Lender, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Borrower and Lender.

6.	Claim a compensation to the Borrower of loss caused by the Borrower's breaches.

7.	Inform in advance or after, transfer the money in the account that the Borrower opened with the Lender or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Claim the security interest.

9.	Claim the Guarantee from the Guarantor.

10.	Other actions that Lender may regard that is necessary and possible.

XI.	Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XII.	Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIII.	Application of Law, Solution of Dispute

The contract applies for the Laws of People's Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:

Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XIIII.	Expense

The Borrower shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XV.	Appendixes

The following document and all the appendixes attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

1.	Fund drawing application

2.	Due bill

XVI.	Other provision

1.	The Borrower shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Lender.
2.
The Borrower shall accept that, when it is needed, the Lender relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Lender have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.
4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.
The deal under the Contract is carried out based on each separate benefit. As laws or Regulations required, if any parties related to above deal compose a Related Party or Related Person, no party of the Contract shall use the relation to cause an influence in the equity of above deal.

6.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVII.	Become effective.

The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of each party and sealed by each party. The Contract is made out in 2 duplicates, one for each party, with the same legal enforcement.

BORROWER	(Seal):	SHANDONG LONGKONG TRAVEL DEVELOPMENT CO., LTD

Signature:	/s/ ZHANG SHANJIU

Date:	27-11-2009

LENDER	(Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH

Signature:	/s/ LI SHIMING

Date:	27-11-2009

BOC Loan Recording Voucher
Date:27-11-2009

Borrower:	Shandong Longkong Travel Development Co,.Ltd		Refer No.:	zx09-005
Borrowering Account:	409002493037131001		Depositing Account:409002493038093001
Amount:	(In words)RMB FifteenMillion		(In Number): RMB15,000,000.00
Loan Date:	27-11-2009	Due Date: 27-10-2010	Loan Term:		11months
Loan Purpose:	working capital
Bank(seal): Bank of China Co., Ltd Yishui Branch (sealed)			Accountant Record:
Loan Transferred			Borrow: Approved signed by Tan Xiuqin
Lend: Zhao Jianjun (signed)
Date:27-11-2009

Note:The slip insead of Loan releasing notice & Borrower collection notice

RENMINBI DRAWDOWN NOTICE
No.: Year2009 Yishui BOC Loan-017#

To: Bank of China Co., Ltd Yishui Branch:

In accordance with the <<Renminbi Loan Contract (short term)>> No.: 2009 Yishui BOC loan-017# between Borrower and you bank on the date of 27-11-2009. The Borrower hereby notifies you that the Borrower plans to withdraw the fund in a lump sum.

The Total Drawdown Amount is:	RENMINBI (currency)
Fifteen Million Yuan (in words)
15,000,000.00 (in number)

Now the Borrower requests the bank to transfer the loan fund to such following Account: 409002493038093001 on the date of 27-11-2009.

The Notice is irrevocable. We ensure that we have satisfied the all precondition to the drawdown under the loan application; when the loan fund is transferred to our account, meanwhile, which shall mean that the debt to the lender is set under the forenamed <<Loan Contract>>.

Applicant:(seal) _Shandong Longkong Travel Development Co,. Ltd(sealed)

Corporate Representative or/Authorized person:
Zhang Shanjiu （signed）

Date: 27-11-2009

CONTRACT
OF
GUARANTEE OF MAXIMUM AMOUNT
 2009 Yishui BOC MMA 017-1#

Guarantor:			JUNAN TIANMADAO TOURISM DEVELOPING CO., LTD

Business License No.:			371327228013373

Corporate Representative/principal:			ZHANG SHAN JIU

Add:			LAOPU TOWN JUNAN COUNTY

Zip:			276004

Tel:	0539-7837382	Fax:	0539-7837382

Creditor:			BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:			LUAN SHUFENG

Add:			66# Changan Rd. Yishui County Shandong province

Zip:			276400

Tel:	0539-2252736	Fax:	0539-2266158

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.	Main Contract

The main contract of this Contract is:
The Agreement of Credit Line and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Travel Development Co., Ltd, 2009 Yishui BOC GA 017#.

II.	Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Agreement of Credit Line becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.	Maximum Amount of Guarantee

1.	The Maximum amount of the guarantee contract:

Base currency: RENMINBI
(In words)    FIFTEEN MILLION YUAN
(In number) 15,000,000.00 Yuan

2.
The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by debtor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.	Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI.   Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.	Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.	Relation between this Contract and Main Contract

If Main Contract contains of the Agreement of Credit Line/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Agreement of Credit Line/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.	Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.
3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.
4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.
5.	No any material liability hiding from the Creditor as the contract being signed.
6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.	Disclosure of Related Party and Inter Related Transaction in the Group Which the Guarantor belongs to.

The both parties agreed to the item as following:

The Guarantor shall not be the Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

XI.	Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.
(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.
(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.
(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.
(5)	The Guarantor breaks the other obligation of the Contract.
(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.
2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;
3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.
4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.
5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.
6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.
7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:

Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.
2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.
4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVII. Become effective.

The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of each party and sealed by each party. The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR: (Seal)	JUNAN TIANMADAO TOURISM DEVELOP CO., LTD (sealed)

Signature:	ZHANG SHANJIU (signed)
(Signed by corporate representative)

Date:	27-11-2009

CREDITOR (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	27-11-2009

CONTRACT
OF
GUARANTEE OF MAXIMUM AMOUNT
2009 Yishui BOC MMA 017-2#

Guarantor:			YISHUI YINHE TOURISM DEVELOPING CO., LTD

Business License No.:			371323200002487

Corporate Representative/principal:			CHEN JIASHU

Add:			WEST TO YIBO RD. YISHUI COUNTY

Zip:			276004

Tel:	0539-2226899	Fax:	0539-2226899

Creditor:			BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:			LUAN SHUFENG

Add:			66# Changan Rd. Yishui County Shandong province

Zip:			276400

Tel:	0539-2252736

Fax:	0539-2266158

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.	Main Contract

The main contract of this Contract is:

The Agreement of Credit Line and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Development Co., Ltd, 2009 Yishui BOC GA 017#.

II.	Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Agreement of Credit Line becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.	Maximum Amount of Guarantee

1.	The Maximum amount of the guarantee contract:

Base currency: RENMINBI
(In words)    FIFTEEN MILLION YUAN
(In number) 15,000,000.00 Yuan

2.
The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by debtor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.	Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.	Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.	Relation between this Contract and Main Contract

If Main Contract contains of the Agreement of Credit Line/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Agreement of Credit Line/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.	Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.
4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.
5.	No any material liability hiding from the Creditor as the contract being signed.
6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.	Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item as following:

The Guarantor shall not be the Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

XI.	Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.
(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.
(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.
(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.
(5)	The Guarantor breaks the other obligation of the Contract.
(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.
2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;
3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.
4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.
5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.
6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.
7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.
2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.
4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVII. Become effective.

The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of each party and sealed by each party. The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR: (Seal)	YISHUI YINHE TOURISM DEVELOP CO., LTD (sealed)

Signature:	CHEN JIASHU (signed)
(Signed by corporate representative)

Date:	27-11-2009

CREDITOR (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	27-11-2009

CONTRACT
OF
GUARANTEE OF MAXIMUM AMOUNT
2009 Yishui BOC MMA 017-3#

Guarantor:			YISHUI UNDERGROUND YINGGUANG LAKE TOURISM DEVELOPING CO., LTD

Business License No.:			371323228005879

Corporate Representative/principal:			LI HONGWEI

Add:			NORTH TO SIMENDONG VILLAGE YUANDONGTOU TOWN YISHUI COUNTY

Zip:			276004

Tel:	0539-2226899	Fax:	0539-2226899

Creditor:			BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:			LUAN SHUFENG

Add:			66# Changan Rd. Yishui County Shandong province

Zip:			276400

Tel:	0539-2252736

Fax:	0539-2266158

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.	Main Contract

The main contract of this Contract is:

The Agreement of Credit Line and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Travel Development Co., Ltd, 2009 Yishui BOC GA 017#.

II.	Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Agreement of Credit Line becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.	Maximum Amount of Guarantee

1.	The Maximum amount of the guarantee contract:

Base currency: RENMINBI
(In words)    FIFTEEN MILLION YUAN
(In number) 15,000,000.00 Yuan

2.
The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by debtor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.	Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.	Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.	Relation between this Contract and Main Contract

If Main Contract contains of the Agreement of Credit Line/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Agreement of Credit Line/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.	Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.
4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.
5.	No any material liability hiding from the Creditor as the contract being signed.
6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.	Disclosure of Related Party and inter Related Transaction in the Group which guarantor belongs to.

The both parties agreed to the item as following:

The Guarantor shall not be the Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

XI.	Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.
(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.
(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.
(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.
(5)	The Guarantor breaks the other obligation of the Contract.
(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.
2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;
3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.
4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.
5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.
6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.
7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.
2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.
4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVII. Become effective.

The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of each party and sealed by each party. The Contract is made out in 3 copies, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR: (Seal)	YISHUI UNDERGROUND YINGGUANG LAKE TOURISM DEVELOPING CO., LTD (sealed)

Signature:	LI HONGWEI (signed)
(Signed by corporate representative)

Date:	27-11-2009

CREDITOR (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	27-11-2009

CONTRACT
OF
GUARANTEE OF MAXIMUM AMOUNT
2009 Yishui BOC MMA 017-4#

Guarantor:			ZHANG SHANJIU

ID CARD NO.:			372827195802140518

Add:			12# Shuangcheng Rd. Yishui town, Yishui county

Zip:			276004

Tel:	0539-2558899	:

Creditor:			BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:			LUAN SHUFENG

Add:			66# Changan Rd. Yishui County Shandong province

Zip:			276400

Tel:	0539-2252736

Fax:	0539-2266158

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.	Main Contract

The main contract of this Contract is:
The Agreement of Credit Line and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Development Co., Ltd, 2009 Yishui BOC GA 017#.

II.	Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Agreement of Credit Line becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.	Maximum Amount of Guarantee

1.	The Maximum amount of the guarantee contract:

Base currency: RENMINBI
(In words)    FIFTEEN MILLION YUAN
(In number) 15,000,000.00 Yuan

2.
The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by debtor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.	Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.	Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.	Relation between this Contract and Main Contract

If Main Contract contains of the Agreement of Credit Line/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Agreement of Credit Line/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.	Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.
4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.
5.	No any material liability hiding from the Creditor as the contract being signed.
6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.	Disclosure of Related Party and inter Related Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item as following:

The Guarantor shall not be the Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

XI.	Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.
(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.
(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.
(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.
(5)	The Guarantor breaks the other obligation of the Contract.
(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.
2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;
3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.
4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.
5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.
6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.
7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.
2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.
4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVII. Become effective.

The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of each party and sealed by each party. The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR: (Seal)	ZHANG SHANJIU

Signature:	ZHANG SHANJIU (signed)
(Signed by corporate representative)

Date:	27-11-2009

CREDITOR (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	27-11-2009

CONTRACT
OF
MORTGAGE OF MAXIMUM AMOUNT
Yishui BOC MMA 2009-017#

MORTGAGOR:			YISHUI YINHE TOURISM DEVELOPING CO., LTD

BUSINESS LICENCE NO.:			371323200002487

CORPORATE REPRESENTATIVE:			CHEN JIASHU

Add:			WEST TO YIBO RD. YISHUI COUNTY (THE CROSS OF GREAT YIHE RIVER AND LITTLE YIHE RIVER JOINT)

Zip:			276004

ACCOUNT BANK AND ACCOUNT:			YISHUI INDUSTRIAL AND COMMECIAL BANK 1610020509024537603

Tel:	0539-2226899	Fax:	0539-2226899

MORTGAGEE:			BANK OF CHINA YISHUI BRANCH

CORPORATE REPRESENTATIVE:			LUAN SHUFENG

Add:			66# Changan Rd. Yishui County Shandong province

Zip:			276400

Tel:	0539-2252736	Fax:	0539-2266158

To guarantee the Main Debt under the Main Contract describing in Article I in this contract to be carried out, the Mortgagor agreed to provide Mortgage for the Main Debt with the property listed on Guaranty List attached to the Contract; and the Guarantor has the right of disposal to the property. The Contract is made out base on an equal negotiation between Mortgagor and Mortgagee. The words explanation shall be in accordance with the Main Contract with an exception that agreed in another agreement.

I.	Main Contract

The main contract of this contract is:

The contracts signed between Mortgagee and the Debtor Shandong Longkong Travel Development Co., Ltd from 17-11-2009 to 17-11-2012. including Loan contract, trade financing contract, guarantee letter, capital business and other credit guarantee contracts (refers in general: single contract), and the amendment and supplement of above contracts, in which the contracts are pointed as the Main Contract under the items of this Contract by all parties.

II.	Main Creditor’s Right and Duration.

The Main Creditor’s Right means the actual credit’s right occurs in such duration with an exception that stipulated in another agreement or by laws.
   Date from 11-11-2009 to 11-17-2009, under Article I of the Contract.

III.	Maximum Amount of Guarantee.

1.	The maximum amount of the Creditor’s Right guaranteed under the contract.
Currency:                           RENMINBI
(In words):                         FIFTEEN MILLIOM YUAN
(In number):                       15,000,000.00

2. The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by Guarantor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Guaranty

The Guaranty to see “Guaranty list”
Within the period of mortgage, the guaranty is damaged or lost, Any compensation or supplement shall be paid off the debt under Main Contract ahead of schedule. if the period of the guarantee of creditor’s right not expired, the Creditor may draw above funds.

V.	Mortgage Registration

The mortgage registration is required, Mortgagor and Creditor shall carry out the mortgage registration with registry authorities in 10 days after the Contract is Signed.

VI.	The Possession and Keeping

The Guaranty shall be possessed and kept by Mortgagor, and the document of rights shall be kept by Mortgagee. The Mortgagor agreed to accept the examination from the Mortgagee, the agent or person that entrusted by Mortgagee. The positive assistance shall be provided by Mortgagor.

The Mortgagor shall take a good care, keeping, maintenance of the Guaranty, to ensure the Guaranty is safe and complete; if any service needed related to the Guaranty, the mortgagor shall carry it out in time and bear the cost.

Without consent in writing from Mortgagee, the Mortgagor shall not partly or totally transfer, rent, lend out, distribute based on asset, rebuild, reconstruct or dispose the Guaranty partly/totally in any other ways; if approved in writing by Mortgagee, the money got from disposal of Guaranty shall be repaid the debt or be drawn from a third party that engaged by Mortgagor in advance.

VII.	Settlement of Depreciation of Guaranty

Before the Main Debt under the Contract is repaid completely, the actions that Mortgagor takes may decrease the value of the Guaranty, the Mortgagee has the right to request the Mortgagor stopping such actions. The value of Guaranty has decreased, the Mortgagee has the right to require Mortgage to recover the decreased portion or provide another Guarantee that the value equal to the decreased portion and accepted by the Mortgagee. Neither recovering the decreased portion nor providing another Guarantee by Mortgagor, the Mortgagee may request the Debtor to repay the debt in advance, if the debtor fails to repay, the Mortgagee may claims the right of Mortgage.

Non-accessible or depreciation caused by nature disaster, accident, tortuous act or other matters, the Mortgagor shall take necessary actions to prevent the loss from worsening, and inform the Mortgagee in writing.

VIII.	Yield

The Debtor failed to fulfill the debt repayment or other events that realizing the mortgage right occurred under the Contract, and cause the Guaranty is sealed up by a people’s court, in such event, the Mortgagee may collect the natural fruits and legal fruits of the sealed up Guaranty from the date when it is sealed up.

The yield that describing in previous paragraph shall be paid to the cost of collecting.

IX.	Insurance of Guaranty. (Optional cause, select 2; 1. applicable, 2. non-applicable)

The Mortgagor shall provide insurance to the Guaranty with an insurance company accepted by both parties, the insurance code and the period of insurance shall be set by both parties, the insurance amount shall be not less than the estimated value, the content of the Policy shall be accepted by Mortgagee without any restricted articles with influence over Mortgagee.

Before the Main Debt is repaid completely under the Contract, the Mortgagor shall not suspend, terminate, amend or change Policy, and any necessary reasonable action shall be carried out to ensure the Policy remain valid under the Contract. If the Mortgagor doesn’t insure the Guaranty or breaks above agreement, the Mortgagor may decide to insure the Guaranty or renew the insurance, the cost of insurance shall be taken by Mortgagor, and any loss caused by above event shall be debited on Debtor’s Debt account.

In __ days after the Contract signed, the Mortgagor shall deliver the original policy of guaranty, and transfer the claiming right in the event that insurance matter occurs to Mortgagee. The original policy shall be kept by Mortgagee before the Main Debt is repaid completely.

X.	Guarantee Obligation

The debtor fails to repay on the contract pay day or contract pay day in advance to Mortgagee as scheduled under the Main Contract, the Mortgagee may claim the Mortgage rights under the Contract or by laws, and has the priority of compensation under the maximum amount stipulated in article III of Contract.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Mortgagor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and approved by Mortgagee, and the date that Mortgagee requests Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

XI.	Ways to Realize Mortgage Right and Mortgage Duration

The Guarantee obligation becomes effective, the Mortgagee may claim the mortgage right to the due debt partly or totally, one item or more items of fund in accordance with stipulation by laws, regulations.

To each item of Main Debt, the Mortgagee shall claim the Mortgage right in duration of limits of legal action; if the debt is repaid by installment, the Mortgagee shall claim the Mortgage right before the date that the duration of limits of legal action expires of the last term of the debt.

XII.	Realizing the Mortgage Right

The Guarantee obligation becomes effective, the Mortgagee may discount the Guaranty by an agreement with Mortgagor or, by auction or sale to repay the Main Debt with a priority. If fails to reach an agreement relate to above matter, the Mortgagee may go to court to get the Guaranty disposed by auction, sales.

The fund got from disposal of the Guaranty, shall be paid to the cost of disposal and the expenses shall be paid or compensated to the Mortgagee with a priority, the rest shall be paid to the Main Debt.

Any other co-existent Mortgage or Guarantee of Security for thing related to the Main Debt besides this contract, shall have no influence to any right and obligation under the Contract, the Mortgagor shall not plead against Mortgagee based on it.

XIII. Relation between this Contract and Main Contract

If Main Contract contains of the Agreement of Credit Line/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Mortgagee. Without the consent or the Mortgagee rejects, the Mortgagor shall only take the responsibility for the Main Debt occurs during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract.

To modify other contains or Items of the Agreement of Credit Line/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Mortgagee, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with a prior consent from both Mortgagee and Mortgagor.

Any other co-existent Mortgagee related to the Guaranty under this Contract, without above other Mortgagee’s consent in writing, the modification above mentioned shall not cause any disbennifit influence over them.

Without the consent from the Mortgagor, the Mortgagee may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and Mortgagor’s guarantee obligation remains unchanged. And the Mortgagor shall provide assistance to Mortgagee or the third party to complete procedure of transferring mortgage right or registering required by laws.

XIV.	Statement and Commitment

The Mortgagor states and commits as following:

1. The Mortgagor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Mortgagor has the power to handle it assets used in business operation

2. The Mortgagor shall ensure that no co-existent owner related to the Mortgage, otherwise, a writing consent shall be obtained from above co-existent owner. The Mortgagor shall deliver the writing consent to Mortgagee before signing the Contract.

3. The Mortgagor is at its option to sign and perform this contract. It is the Mortgagor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Mortgagor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts. The Mortgagor shall obtained or being obtained all necessary approval, permit, filed archive or registration for the Mortgage.

4. All documents, materials, reports and certificates provided to the Mortgagee by the Mortgagor for consummation of the contract is true, real, complete and effective.
5. The Mortgagor shall not hide any Security Interest on the Guaranty from the Mortgagee before the Contract is signed.
6. If any, new security interest occurs to the Guaranty, the Guaranty is sealed up or involved into a material lawsuit or arbitration, the Mortgagor shall inform the Mortgagee in time.

7. If the Guaranty is a project under construction, the Mortgagor shall commit that there is no a third party with a priority of compensation; if any, the Mortgagor shall commit to obtain a writing statement from above third party to give up the priority of compensation. And deliver the writing statement to the Mortgagee.

XV. Contracting Fault

After the contract signed, the Mortgagor refuses to process or delays the Mortgage registration or other reasons, cause the contract unable to carry out, unable to set the Mortgage, in such event, it shall be concluded a contracting fault. The loss caused to Mortgagee shall be taken by Mortgagor with a compensation responsibility.

XIV. Disclosure of Related Party and Related Transaction to Guarantor in a Group

Both parties agreed to pursuant to item 2 as following:

1.	The Mortgagor shall not be the Group Client defined in “Commercial Bank Credit Risk Management Group Client Guidance” (refers: Guidance).
2.	The Mortgagor is a Group Client that defined in Guidance.

In accordance with Article XIIV of the Guidance, the Mortgagor shall report the related party transaction of the value exceed 10% of net assets, including relation among related party, purpose of transaction, nature of the transaction, transaction amount and the ratio to the asset, pricing policy (including a transaction with a amount or a symbolistic amount.)

XIIV. Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

1.	The Mortgagor breach the Contract, presume to transfer, rent, lend out, distribute in kind, rebuild, reconstruct or dispose the Guaranty partly/totally in other ways.
2.	Any action the Mortgagor takes may cause an influence on Mortgagee to dispose the Guaranty under the article of Contract or by laws.
3.	A depreciation of the Guaranty occurs as describing in Article VII of the Contract, and the Mortgagor fails to recover the value of the Guaranty or provide another Guarantee.
4.	The statements under the Contract from the Mortgagor are not true, or Mortgagor breaks the commits under the Contract.
5.	The Mortgagor breaks the other obligation of the Contract.
6.	Such events occur to Mortgagor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.
7.	The Mortgagor breaks agreements among Mortgagor and Mortgagee and the other organizations of Bank of China CO., Ltd.

In such above events, the Mortgagee may take the following actions separately or together in accordance with the fact.

1.	Require the Mortgagor to correct their breaches.
2.	Adjust, suspend or terminate the Mortgagee’s Line of Credit partly or totally;
3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Mortgagor and Mortgagee, unreleased loan fund, not yet applied trade financing activities.
4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.
5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Mortgagor and Mortgagee.
6.	Claim a compensation to the Mortgagor of loss caused by the Mortgagor’s breaches.
7.	Claim the Mortgage right.
8.	Other actions that Mortgagee may believe that is necessary

XVIII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIX. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XX. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XXI. Expense

The Mortgagor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XXII. Appendixes

The following document and all the appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XXIII. Other provision

1.	The Mortgagor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Mortgagee.
2.
The Mortgagor shall accept that, when it is needed, the Mortgagee relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Mortgagee have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.
4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XXIIII. Become effective.

The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of each party and sealed by each party. If Mortgage registration is needed, the contract shall be effective from the date when the registration is completed. The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal effect.

MORTGAGOR:	CHEN JIASHU

Signature:	CHEN JIASHU (signed)
(Signed by corporate representative)

Date:	27-11-2009

MORTGAGEE (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	27-11-2009

Attachment:
Pledge List
2009 BOC Yishui Gao 017#

Description of Pledge	Quantity (㎡)	Estimated Value (MillionYuan)	Ownership/ Certificate No.	Location	Registry
Tenure	19,799	16.25	Yiguoyong: 2009-042#	Near the Cross of Big &small Yihe River	Yishui county Land Board
Tenure	33,000	26.66	Yiguoyong 2009-090#	Near the Cross of Big &small Yihe River	Yishui county Land Board